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                                                                    Exhibit 24.1

                              POWERS OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Michael F. Manzulli as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form 86-AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the New York State Banking Department or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the New York State Banking Department regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form 86-AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

        NAME                                          DATE
        ----                                          ----

 /s/ Michael F. Manzulli                           October 2, 1997
--------------------------------
Michael F. Manzulli
Chairman of the Board and Chief Executive
Officer
(principal executive officer)
Richmond County Financial Corp.

President, Chief Executive Officer and Trustee
(principal executive officer)
Richmond County Savings Bank


 /s/ Andrew M. Sisock                              October 2, 1997
--------------------------------
Andrew M. Sisock
Vice President and Accounting Officer
(principal accounting and financial officer)
Richmond County Financial Corp.

Senior Vice President and Senior Financial Officer
(principal accounting and financial officer)
Richmond County Savings Bank
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 /s/ Anthony E. Burke                              October 2, 1997
--------------------------------
Anthony E. Burke
Director
Richmond County Financial Corp.


 /s/ Godfrey H. Carstens, Jr.                      October 2, 1997
--------------------------------
Godfrey H. Carstens, Jr.
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank


 /s/ Robert S. Farrell                             October 2, 1997
--------------------------------
Robert S. Farrell
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank


 /s/ William C. Frederick, M.D.                    October 2, 1997
--------------------------------
William C. Frederick, M.D.
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank


 /s/ James L. Kelley                               October 2, 1997
--------------------------------
James L. Kelley
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank


 /s/ T. Ronald Quinlan, Jr.                        October 2, 1997
--------------------------------
T. Ronald Quinlan, Jr.
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank


 /s/ Maurice K. Shaw                               October 2, 1997
--------------------------------
Maurice K. Shaw
Director
Richmond County Financial Corp.

Trustee
Richmond County Savings Bank